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                                                                 EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated October 16, 1996 (except for Notes 1 and 8 which are as at January 15, 1997), on our audit of the financial statements of Laidlaw Solid Waste Management Group - Canadian Operations.



                                                 COOPERS & LYBRAND
                                                 Chartered Accountants

Hamilton, Canada
July 28, 1997